UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2010
ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Company or organization)	001-16583 (Commission File Number)	58-2632672 (I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA (Address of principal executive offices)	30309 (Zip Code)
Registrant’s telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously reported, on December 1, 2009, Acuity Brands, Inc. (“Acuity Brands” or the “Company”) simultaneously announced the private offering by Acuity Brands Lighting, Inc. (“ABL”), its wholly-owned operating subsidiary, of $350.0 million aggregate principal amount of senior unsecured notes due in fiscal 2020 (the “Notes”) and the cash tender offer for the $200.0 million of publicly traded notes outstanding that were scheduled to mature in August 2010 (the “2010 Notes”). The proceeds from the offering of the Notes were used to pay for the tender offer and the redemption of any 2010 Notes not tendered. In addition to the retirement of the 2010 Notes, the Company used the proceeds to repay the $25.3 million outstanding balance in January 2010 on a three-year unsecured promissory note issued to the former sole shareholder of Sensor Switch, Inc. (“Sensor Switch”), as part of the Company’s acquisition of Sensor Switch during fiscal 2009, with the remainder of the proceeds used for general corporate purposes. The Notes were offered and sold in private placement offerings subsequent to the filing of the consolidated financial statements for the years ended August 31, 2009, as filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2009 (the “2009 Form 10-K”), and in accordance with Rule 144A and Regulations of the Securities Act of 1933, as amended.
The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and ABL IP Holding LLC (“ABL IP Holding”, and, together with Acuity Brands, the “Guarantors”), a wholly-owned subsidiary of Acuity Brands. The Notes are senior unsecured obligations of ABL and rank equally in right of payment with all of ABL’s existing and future senior unsecured indebtedness. The guarantees of Acuity Brands and ABL IP Holding are senior unsecured obligations of the Company and ABL IP Holding and rank equally in right of payment with their other senior unsecured indebtedness. The Notes bear interest at a rate of 6% per annum and were issued at a price equal to 99.797% of their face value and for a term of 10 years. Interest on the Notes is payable semi-annually on June 15 and December 15, commencing on June 15, 2010.
In accordance with the registration rights agreement by and between ABL and the Guarantors and the initial purchases of the Notes, ABL and the Guarantors to the Notes expect to file a registration statement with the SEC for an offer to exchange the Notes for an issue of SEC-registered notes with substantially identical terms (the “Exchange Offer”). The registration rights agreement provides that, if the Exchange Offer is not completed on or before December 8, 2010, the annual interest rate borne by the Notes will increase by 0.50% per annum until the exchange offer is completed or a shelf registration statement is declared effective. Due to the anticipated filing of the registration statement and offer of exchange, the Company determined the need for compliance with Rule 3-10 of SEC Regulation S-X (“Rule 3-10”). In connection with the Exchange Offer filed by the Company on or about the date hereof, the following items are filed as exhibits to this Current Report on Form 8-K (“Form 8-K”) and are incorporated herein by reference:
•	selected consolidated financial data of the Company for each of the five years ended August 31, 2009 (Exhibit 99.1);

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of the year ended August 31, 2009 (Exhibit 99.2);

•	the Company’s consolidated financial statements (the “Consolidated Financial Statements”), including (i) management’s report on internal control over financial reporting as of August 31, 2009, (ii) the report of the Company’s independent registered public accounting firm as of August 31, 2009, (iii) consolidated balance sheets as of August 31, 2009 and 2008, (iv) consolidated statements of income, statements of cash flow, and statements of stockholders’ equity and comprehensive income for the years ended August 31, 2009, 2008, and 2007, and (v) the accompanying notes to consolidated financial statements (Exhibit 99.3); and

•	consent of the independent registered public accounting firm to the incorporation by reference of its reports to the Consolidated Financial Statements (Exhibit 23.1).
Condensed consolidating financial statements have been provided as Note 16 to the Consolidated Financial Statements for the consolidated financial position as of August 31, 2009 and 2008, the consolidated results of operations for the years ended August 31, 2009, 2008, and 2007, and the consolidated cash flows for the years ended August 31, 2009, 2008, and 2007, in accordance with Rule 3-10(d) of Regulation S-X.
In addition to the issuance of the Notes, the Company retrospectively adopted the provisions of the Accounting Standards Codification Topic 260, Earnings Per Share (“ASC 260”)—which was previously issued as FASB Staff Position (“FSP”) No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”)—during the first quarter of fiscal year 2010. The standard clarified that unvested share-based payment awards with a right to receive nonforfeitable dividends represent participating securities and provided guidance on how to allocate earnings to participating securities and compute earnings per share (“EPS”) using the two-class method. As required upon adoption, the basic and diluted EPS amounts have been adjusted for all years presented. The restated EPS amounts for the previously reported periods have been restated within Part II, Item 6. Selected Financial Data, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, on the face of the Consolidated Financial Statements, and within Notes 3, 6, and 15.
The financial statements included within this Form 8-K have not changed since the filing of the Company’s 2009 Form 10-K, except for the aforementioned additional supplemental guarantor information footnote and the restated EPS amounts.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part II, Item 6. Selected Financial Data

99.2	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II, Item 8. Financial Statements and Supplementary Data

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 30, 2010

ACUITY BRANDS, INC.
By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 6. Selected Financial Data

99.2	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II, Item 8. Financial Statements and Supplementary Data